Federated Government Income Securities, Inc.

Summary PROSPECTUS

April 30, 2010

CLASS A SHARES (TICKER FGOAX)
CLASS B SHARES (TICKER FGOBX)
CLASS C SHARES (TICKER FGOCX)
CLASS F SHARES (TICKER FGOIX)

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at FederatedInvestors.com/prospectus. You can also get this information at no cost by calling 1-800-341-7400 or by sending an email request to services@federatedinvestors.com or from a financial intermediary through which Shares of the Fund may be bought or sold. The Fund's Prospectus and Statement of Additional Information, both dated April 30, 2010, are incorporated by reference into this Summary Prospectus.

A mutual fund seeking to provide current income by investing primarily in a diversified portfolio of U.S. government and government agency securities, including mortgage-backed securities issued by U.S. government agencies and instrumentalities.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund Summary Information

RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE

The Fund's investment objective is to provide current income.

RISK/RETURN SUMMARY: FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class A Shares, Class B Shares, Class C Shares or Class F Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000, or $1,000,000, in certain classes (e.g., Class A Shares and Class F Shares, respectively) of Federated funds. More information about these and other discounts is available from your financial professional and in the “What Do Shares Cost?” section of the Prospectus on page 19.

Shareholder Fees	Class A	Class B	Class C	Class F
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None	None	1.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	5.50%	1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None	None
Exchange Fee	None	None	None	None
Annual Fund Operating Expenses
Expenses That You Pay Each Year as a Percentage of the Value of Your Investment
Management Fee	0.60%	0.60%	0.60%	0.60%
Distribution (12b-1) Fee	0.05%	0.75%	0.75%	None
Other Expenses	0.52%	0.52%	0.52%	0.52%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.18%	1.88%	1.88%	1.13%
Fee Waivers and/or Expense Reimbursements[1]	0.18%	0.12%	0.12%	0.13%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.00%	1.76%	1.76%	1.00%

1	The Adviser and its affiliates have voluntary agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares (after voluntary waivers and/or reimbursements) will not exceed 0.99%, 1.75%, 1.75% and 0.99%, respectively, (the “Fee Limit”) through the later of (the “Termination Date”): (a) April 30, 2011; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating these arrangements prior to Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Board of Directors.

Example

The following Example is intended to help you compare the cost of investing in the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares operating expenses are as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A Shares:
Expenses assuming redemption	$565	$808	$1,070	$1,817
Expenses assuming no redemption	$565	$808	$1,070	$1,817
Class B Shares:
Expenses assuming redemption	$741	$991	$1,216	$2,018
Expenses assuming no redemption	$191	$591	$1,016	$2,018
Class C Shares:
Expenses assuming redemption	$291	$591	$1,016	$2,201
Expenses assuming no redemption	$191	$591	$1,016	$2,201
Class F Shares:
Expenses assuming redemption	$314	$556	$716	$1,461
Expenses assuming no redemption	$214	$456	$716	$1,461

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Active trading will cause the Fund to have an increased portfolio turnover rate, which, for shareholders whose Fund Shares are held in a taxable account, is likely to generate shorter-term gains (losses) that are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund's trading costs (which are not reflected in annual Fund operating expenses or in the example) and may have an adverse impact on the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 175% of the average value of its portfolio.

RISK/RETURN SUMMARY: INVESTMENTS, RISKS, PERFORMANCE

What are the Fund's Main Investment Strategies?

The Fund's overall strategy is to invest in a portfolio consisting primarily of U.S. Treasury securities, U.S. government agency securities (including mortgage- backed securities issued or guaranteed by U.S. government agencies or instrumentalities), investment-grade non-governmental mortgage-backed securities and related derivative contracts. The Fund may also attempt to increase its income by engaging in dollar-roll transactions. The Fund buys and sells portfolio securities based primarily on its market outlook and analysis of how securities may perform under different market conditions. The Fund evaluates its investment strategy by comparing the performance and composition of the Fund's portfolio to the performance and composition of a blended index comprised of an index composed of U.S. government and government agency securities with maturities of one year or more and an index composed of mortgage-backed securities issued or guaranteed by U.S. government agencies or instrumentalities.

The Fund intends to invest in government securities that are issued or guaranteed by a federal agency or instrumentality acting under federal authority. These include government securities that are not backed by the full faith and credit of the United States government. Some government securities, including those issued by Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the United States. Other government securities receive support through federal subsidies, loans and other benefits. A few government securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities.

What are the Main Risks of Investing in the Fund?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  Interest Rate Risk. Prices of fixed-income securities generally fall when interest rates rise, which may result in a decrease in the value of Fund Shares.
  Credit Risk. Credit risk is the possibility that a security will default by failing to pay interest or principal when due. If this occurs, the Fund will lose money.

  Prepayment Risk. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed-income securities.
  Liquidity Risk. The non-governmental mortgage-backed securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.
  Leverage Risks. Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.
  Risks Associated with Complex CMOs. CMOs with complex or highly variable prepayment terms, such as companion classes, IOs, POs, Inverse Floaters and residuals, generally entail greater market, prepayment and liquidity risks than other mortgage-backed securities.
  Risks Associated with Investing in Commercial Mortgage-Backed Securities (CMBS). The risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. Therefore the value of these securities may change based upon actual or perceived changes in the value of commercial real estate. CMBS may also expose the Fund to interest rate, liquidity and credit risk.
  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund's Statement of Additional Information (SAI), such as such as, interest rate, credit, liquidity and leverage risks.

The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Performance: Bar Chart and Table

Risk/Return Bar Chart

The bar chart and performance table below reflect historical performance data for the Fund's Class F Shares. The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Class F Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.

The Fund's Class F Shares total return for the three-month reporting period from January 1, 2010 to March 31, 2010 was 1.44%.

Within the periods shown in the bar chart, the Fund's Class F Shares highest quarterly return was 4.89% (quarter ended September 30, 2002). Its lowest quarterly return was (1.86)% (quarter ended June 30, 2004).

Average Annual Total Return Table

In addition to Return Before Taxes, Returns After Taxes is shown for the Fund's Class F Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

(For the Period Ended December 31, 2009)

	1 Year	5 Years	10 Years
Class A Shares:
Return Before Taxes	(1.07)%	3.03%	4.95%
Class B Shares:
Return Before Taxes	(2.65)%	2.82%	4.79%
Class C Shares:
Return Before Taxes	1.94%	3.19%	4.66%
Class F Shares:
Return Before Taxes	1.70%	3.77%	5.34%
Return After Taxes on Distributions	0.35%	2.25%	3.58%
Return After Taxes on Distributions and Sale of Fund Shares	1.10%	2.32%	3.51%

	1 Year	5 Years	10 Years
Merrill Lynch 5 Year Treasury Index[1] (reflects no deduction for fees, expenses or taxes)	(1.47)%	4.85%	6.04%
Lipper General U.S. Government Funds Average[2]	4.16%	3.26%	4.73%
Blended Index[3] (reflects no deduction for fees, expenses or taxes)	2.57%	5.43%	6.35%
1	Merrill Lynch 5 Year Treasury Index is an unmanaged index designed to track the total return of the current coupon five-year U.S. Treasury bond.
2	Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper, Inc. as falling into their respective categories indicated.
3	Blended Index is a blended index comprised of 60% Barclays Capital Mortgage-Backed Securities Index and 40% Barclays Capital Government Index.

Fund Management

The Fund's Investment Adviser is Federated Investment Management Company.

Todd Abraham, Senior Portfolio Manager, has been the Fund's portfolio manager since February 2003.

Purchase and Sale of Fund Shares

The minimum investment amount for the Fund's Class A, B, C and F Shares is generally $1,500 for initial investments and $100 for subsequent investments. The minimum initial and subsequent investment amounts for Individual Retirement Accounts (IRAs) are $250 and $100, respectively. The minimum subsequent investment amount for Systematic Investment Programs (SIP) is $50.

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange (NYSE) is open. Shares may be purchased through a financial intermediary or directly from the Fund, by wire or by check. Redeem or exchange through a financial intermediary or directly from the Fund by telephone at 1-800-341-7400 or by mail.

Tax Information

The Fund's distributions are taxable as ordinary income or capital gains except when your investment is through an individual retirement account (IRA).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

Federated Government Income Securities, Inc.
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Investment Company Act File No. 811-3266

Cusip 313912206
Cusip 313912305
Cusip 313912404
Cusip 313912107

Q450247 (4/10)

Federated is a registered mark of Federated Investors, Inc.
2010 Federated Investors, Inc.